Exhibit 99.1

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS AND UPDATES FULL-YEAR 2018 GUIDANCE

Chicago, August 2, 2018 – LSC Communications, Inc. (NYSE: LKSD) today reported financial results for the second quarter of 2018.

2Q 2018 Highlights:

•	Net sales of $943 million compared to $848 million in the second quarter of 2017, an increase of $95 million, or 11.2%

•	GAAP net income of $8 million, or $0.23 per diluted share compared to net income of $5 million, or $0.12 per diluted share in the second quarter of 2017

•	Non-GAAP net income of $17 million, or $0.48 per diluted share, compared to non-GAAP net income of $21 million, or $0.59 per diluted share in the second quarter of 2017

•	Non-GAAP adjusted EBITDA of $77 million, or 8.2% of net sales, compared to $82 million, or 9.7% of net sales, in the second quarter of 2017

•	Company completed the acquisition of RR Donnelley’s Print Logistics business and announced entering into definitive agreement to divest LSC’s European printing business

•	Company updates full-year guidance to include impact of the sale of the European printing business and completion of $20 million share repurchase program

“We are pleased with our second quarter results as we continued to experience favorable organic revenue trends and saw an improved sales mix. In addition, we continued our focus on acquisition integration and cost reductions that drove sequential margin improvement,” said Thomas J. Quinlan III, LSC Communications’ Chairman, Chief Executive Officer and President. “Our investment in growth areas, including our Print Logistics acquisition, will bring additional value to our customers. Additionally, we recently announced entering into an agreement to sell our European printing business which will allow us to increase strategic focus on our North America operations and customers and provide us with additional financial flexibility.”

Net Sales

Second quarter net sales were $943 million, up $95 million, or 11.2%, from the second quarter of 2017. After adjusting for acquisitions, divestitures, changes in foreign exchange rates, pass-through paper sales, and the adoption of new revenue recognition standards, organic net sales decreased 2.0% from the second quarter of 2017. This organic net sales change represents continued improvement compared to the Company’s 2017 organic net sales trends. This improvement was largely driven by sales performance in our Office Products segment and our Book reporting unit.

GAAP Net Income

Second quarter 2018 net income was $8 million, or $0.23 per diluted share, compared to net income of $5 million, or $0.12 per diluted share, in the second quarter of 2017. Second quarter 2018 net income included after-tax charges of $9 million and second quarter 2017 net income included after-tax charges of $16 million, both of which are excluded from the presentation of non-GAAP net income. Additional details regarding the amount and nature of these adjustments and other items are included in the attached schedules.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS AND UPDATES FULL-YEAR 2018 GUIDANCE

Non-GAAP Adjusted EBITDA and Non-GAAP Net Income

Non-GAAP adjusted EBITDA in the second quarter of 2018 was $77 million, or 8.2% of net sales, compared to $82 million, or 9.7% of net sales, in the second quarter of 2017. The decrease in non-GAAP adjusted EBITDA margin was primarily due to sales mix, pricing pressure and the impact of lower margins related to recent acquisitions partially offset by on-going productivity and cost control initiatives.

Non-GAAP net income totaled $17 million, or $0.48 per diluted share, in the second quarter of 2018 compared to non-GAAP net income of $21 million, or $0.59 per diluted share in the second quarter of 2017. Reconciliations of net income to non-GAAP adjusted EBITDA and non-GAAP net income are presented in the attached schedules.

2018 Guidance

The Company’s updated full-year guidance for 2018, in the table below, includes the sale of LSC’s European printing business (1) and the completion of the share repurchase authorization:

	Guidance	Previous Guidance
Net sales	$3.75 to $3.85 billion	$3.8 to $3.9 billion
Non-GAAP adjusted EBITDA (2)	$310 to $340 million	$320 to $360 million
Depreciation and amortization	$135 to $145 million	$135 to $145 million
Interest expense	$76 to $78 million	$72 to $76 million
Non-GAAP effective tax rate	27% to 31%	25% to 29%
Capital expenditures	$65 to $75 million	$65 to $75 million
Free cash flow (3)	$110 to $140 million	$120 to $160 million
Diluted share count	Approximately 34 million	Approximately 35 million

(1)	The completion of the sale of LSC’s European printing business is subject to customary closing conditions

(2)	Consistent with historical guidance and presentation, non-GAAP adjusted EBITDA includes net pension income. Beginning in 2018, Accounting Standards Update No. 2017-07 requires companies to disaggregate the service cost component of net benefit cost from other components of net benefit cost and present the service cost component with other employee compensation costs. All other components of net benefit cost will need to be presented outside of income from operations. As a result, the Company expects to reclassify approximately $49 million, $46 million and $45 million of net pension income for years ended 2018, 2017 and 2016, respectively, out of income from operations to investment and other (income)-net, resulting in no impact to net income or non-GAAP adjusted EBITDA.

(3)	Free cash flow is defined as net cash provided by operating activities less capital expenditures

Certain components of the guidance given in the table above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS AND UPDATES FULL-YEAR 2018 GUIDANCE

not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, restructuring charges, impairment charges, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company’s ongoing operations. The Company does not believe that excluding such items is likely to be significant to an assessment of the Company’s ongoing operations, given that such excluded items are not indicators of business performance.

Conference Call

LSC Communications will host a conference call and simultaneous webcast to discuss its second-quarter results today, Thursday, August 2, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on LSC Communications’ web site: www.lsccom.com. Individuals wishing to participate must register in advance at the following link. After registering, participants will receive dial-in numbers, a passcode, and a link to access the live event. A webcast replay will be archived on the Company’s web site for 90 days after the call.

About LSC Communications

With a rich history of industry experience, innovative solutions and service reliability, LSC Communications (NYSE: LKSD) is a global leader in print and digital media solutions. Our traditional and digital print-related services and office products serve the needs of publishers, merchandisers and retailers around the world. With advanced technology and a consultative approach, our supply chain solutions meet the needs of each business by getting their content into the right hands as efficiently as possible.

For more information about LSC Communications, visit www.lsccom.com.

Investor Contact

Janet M. Halpin, Senior Vice President, Treasurer & Investor Relations

E-mail: investor.relations@lsccom.com

Tel: 773.272.9275

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, such as non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP net income/loss and free cash flow, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business. Non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP net income/loss and free cash flow allow investors to make a more meaningful comparison between the Company’s core business operating results over different periods of time. The Company believes that non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP net income/loss and free cash flow, when viewed with the Company’s results under GAAP and the accompanying reconciliations, provides useful

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS AND UPDATES FULL-YEAR 2018 GUIDANCE

information about the Company’s business without regard to potential distortions. By eliminating potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales, the Company believes that non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin and non-GAAP net income/loss can provide useful additional basis for comparing the current performance of the underlying operations being evaluated. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including risks associated with the ability of LSC Communications to perform as expected as a separate, independent entity and risks associated with the volatility and disruption of the capital and credit markets, and adverse changes in the global economy. Readers are strongly encouraged to read the full cautionary statements contained in LSC’s filings with the SEC. LSC disclaims any obligation to update or revise any forward-looking statements.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Condensed Consolidated Balance Sheets

As of June 30, 2018 and December 31, 2017

(in millions, except share and per share data)

(UNAUDITED)

	June 30, 2018	December 31, 2017
Assets
Cash and cash equivalents	$22	$34
Receivables, less allowances for doubtful accounts of $15 in 2018 (2017: $11)	682	727
Inventories	252	238
Prepaid expenses and other current assets	53	47

Total Current Assets	1,009	1,046

Property, plant and equipment - net	544	576
Goodwill	82	82
Other intangible assets - net	151	160
Deferred income taxes	39	51
Other noncurrent assets	96	99

Total Assets	$1,921	$2,014

Liabilities
Accounts payable	$324	$406
Accrued liabilities	203	239
Short-term and current portion of long-term debt	234	123

Total Current Liabilities	761	768

Long-term debt	680	699
Pension liabilities	145	182
Restructuring and multi-employer pension liabilities	47	49
Other noncurrent liabilities	67	68

Total Liabilities	1,700	1,766

Commitments and Contingencies
Equity
Common stock, $0.01 par value
Authorized: 65,000,000 shares;
Issued: 34,882,123 shares in 2018 (2017: 34,610,931)	—	—
Additional paid-in capital	823	816
Accumulated deficit	(5)	(90)
Accumulated other comprehensive loss	(574)	(476)
Treasury stock, at cost: 1,834,161 shares in 2018 (2017: 100,256)	(23)	(2)

Total Equity	221	248

Total Liabilities and Equity	$1,921	$2,014

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Condensed Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2018 and 2017

(in millions, except per share data)

(UNAUDITED)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2018	2017	2018	2017
Net sales	$943	$848	$1,872	$1,669

Cost of sales (1)	798	705	1,606	1,397
Selling, general and administrative expenses (SG&A) (1)	82	76	165	152
Restructuring, impairment and other charges - net	11	21	17	27
Depreciation and amortization	34	39	72	79

Income from operations	18	7	12	14

Interest expense-net	18	16	38	33
Investment and other (income)-net	(13)	(12)	(24)	(23)

Income (loss) before income taxes	13	3	(2)	4

Income tax expense (benefit)	5	(2)	1	—

Net income (loss)	$8	$5	$(3)	$4

Net earnings (loss) per common share:
Basic net earnings (loss) per share	$0.24	$0.13	$(0.09)	$0.11
Diluted net earnings (loss) per share	$0.23	$0.12	$(0.09)	$0.11

Dividends declared per common share	$0.26	$0.25	$0.52	$0.50

Weighted average number of common shares outstanding:
Basic	34.0	33.5	34.3	33.1
Diluted	34.3	33.8	34.3	33.4

Additional information:
Gross margin (1)	15.4%	16.9%	14.2%	16.3%
SG&A as a % of net sales (1)	8.7%	9.0%	8.8%	9.1%
Operating margin	1.9%	0.8%	0.6%	0.8%
Effective tax rate	35.3%	(91.3%)	(35.7%)	(3.8%)

(1)	Exclusive of depreciation and amortization

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP Net (Loss) Income to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
GAAP net (loss) income	$(64)	$8	$(11)	$(58)	$(3)

Adjustments:
Restructuring, impairment and other charges - net (1)	119	11	6	42	60
Separation-related expenses (2)	1	—	—	—	1
Acquisition-related expenses (3)	6	1	1	2	2
Purchase accounting adjustments (4)	2	—	3	(2)	1
Loss on debt extinguishment (5)	3	—	—	3	—
Depreciation and amortization	153	34	38	42	39
Interest expense - net	77	18	20	20	19
Income tax expense (benefit)	14	5	(4)	36	(23)

Total Non-GAAP adjustments	375	69	64	143	99

Non-GAAP adjusted EBITDA	$311	$77	$53	$85	$96

Net sales	$3,806	$943	$929	$999	$935
Non-GAAP adjusted EBITDA margin %	8.2%	8.2%	5.7%	8.5%	10.3%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
GAAP net income (loss)	$51	$5	$(1)	$9	$38
Adjustments:
Restructuring, impairment and other charges - net (1)	37	21	6	7	3
Separation-related expenses (2)	8	2	1	4	1
Acquisition-related expenses (3)	1	1	—	—	—
Depreciation and amortization	160	39	40	41	40
Interest expense - net	52	16	17	18	1
Income tax expense (benefit)	19	(2)	2	1	18

Total Non-GAAP adjustments	277	77	66	71	63

Non-GAAP adjusted EBITDA	$328	$82	$65	$80	$101

Net sales	$3,537	$848	$821	$919	$949
Non-GAAP adjusted EBITDA margin %	9.3%	9.7%	7.9%	8.7%	10.6%

(1)

Restructuring, impairment and other charges-net: Restructuring charges for employee termination costs, lease terminations, other costs, and multiemployer pension plan withdrawal obligations; impairment charges for goodwill, intangible assets and other long-lived assets. Refer to the Reconciliation of GAAP to Non-GAAP Measures schedules for more information.

(2)	Separation-related expenses: One-time transaction expenses associated with becoming a standalone company.

(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed and contemplated acquisitions.

(4)	Purchase accounting adjustments: Purchase accounting inventory step-up adjustments and any gains associated with acquisitions.

(5)	Loss on debt extinguishment: Loss related to a partial debt extinguishment.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended June 30, 2018 and 2017

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended June 30, 2018		For the Three Months Ended June 30, 2017
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$8	$0.23	$5	$0.12

Non-GAAP adjustments:

Restructuring, impairment and other charges - net (1)	8	0.21	14	0.42
Separation-related expenses (2)	—	—	1	0.03
Acquisition-related expenses (3)	1	0.03	1	0.02
Purchase accounting adjustments	—	0.00	—	—
Income tax adjustments	—	0.01	—	—

Total Non-GAAP adjustments	9	0.25	16	0.47

Non-GAAP measures	$17	$0.48	$21	$0.59

(1)   Restructuring, impairment and other charges - net: Operating results for the three months ended June 30, 2018 and 2017 were affected by the following pre-tax restructuring charges of $11 million ($8 million after-tax) and $21 million ($14 million after-tax), respectively:

	For the Three Months Ended June 30
	2018	2017
Other restructuring charges (a)	$7	$17
Employee termination costs (b)	3	3
Other charges (c)	1	1

Total restructuring, impairment and other charges—net	$11	$21

(a)	For the three months ended June 30, 2018, includes other facility costs, a loss related to the Company’s disposition of its retail offset printing facilities and pension withdrawal obligations related to facility closures. For the three months ended June 30, 2017, the charges primarily resulted from a terminated supplier contract and the exit from certain operations and facilities.

(b)	For the three months ended June 30, 2018, employee-related termination costs resulted from the reorganization of certain business units. For the three months ended June 30, 2017, employee-related termination costs resulted from the announcement of one facility closure in the Print segment and the reorganization of certain business units and corporate functions.

(c)	Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.

(2)	Separation-related expenses: The three months ended June 30, 2017 included pre-tax charges of $2 million ($1 million after-tax) for one-time costs associated with becoming a standalone company.

(3)	Acquisition-related expenses: The three months ended June 30, 2018 and June 30, 2017 each included pre-tax charges of $1 million ($1 million after-tax) related to legal, accounting and other expenses associated with completed and contemplated acquisitions.

Note: The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Six Months Ended June 30, 2018 and 2017

(in millions, except per share data)

(UNAUDITED)

	For the Six Months Ended June 30, 2018		For the Six Months Ended June 30, 2017
	Net (loss) income	Net (loss) income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$(3)	$(0.09)	$4	$0.11

Non-GAAP adjustments:

Restructuring, impairment and other charges - net (1)	12	0.32	17	0.52
Separation-related expenses (2)	—	—	2	0.06
Acquisition-related expenses (3)	1	0.04	1	0.02
Purchase accounting adjustments (4)	2	0.07	—	—
Income tax adjustments (5)	1	0.03	1	0.03

Total Non-GAAP adjustments	16	0.46	21	0.63

Non-GAAP measures	$13	$0.37	$25	$0.74

(1)

Restructuring, impairment and other charges - net: Operating results for the six months ended June 30, 2018 and 2017 were affected by the following pre-tax restructuring charges of $17 million ($12 million after-tax) and $27 million ($17 million after-tax), respectively:

	For the Six Months Ended June 30
	2018	2017
Other restructuring charges (a)	$10	$18
Employee termination costs (b)	7	7
Reduction of goodwill impairment charges	(1)	—
Other charges (c)	1	2

Total restructuring, impairment and other charges—net	$17	$27

(a)

The six months ended June 30, 2018 included other facility costs, a loss related to the Company’s disposition of its retail offset printing facilities and pension withdrawal obligations related to facility closures. For the six months ended June 30, 2017, the charges primarily resulted from a terminated supplier contract and the exit from certain operations and facilities.

(b)

For the six months ended June 30, 2018, employee-related termination costs resulted from the closure of one facility in the Print segment and the reorganization of certain business units. For the six months ended June 30, 2017, employee-related termination costs resulted from the announcement of one facility closure in the Print segment and the reorganization of certain business units and corporate functions.

(c)	Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.

(2)	Separation-related expenses: The six months ended June 30, 2017 included pre-tax charges of $3 million ($2 million after-tax) for one-time costs associated with becoming a standalone company.

(3)

Acquisition-related expenses: The six months ended June 30, 2018 included pre-tax charges of $2 million ($1 million after-tax) related to legal, accounting and other expenses associated with completed and contemplated acquisitions. The six months ended June 30, 2017 included pre-tax charges of $1 million ($1 million-after tax) for legal, accounting and other expenses associated with completed and contemplated acquisitions.

(4)

Purchase accounting adjustments: The six months ended June 30, 2018 included pre-tax charges of $3 million ($2 million after-tax) as a result of purchase accounting inventory step-up adjustments and changes to purchase price allocations related to prior acquisitions.

(5)

Income tax adjustments: Included tax expense of $1 million for each of the six months ended June 30, 2018 and 2017 that was recorded due to the unfavorable impact associated with share-based compensation awards that lapsed during each of the periods.

Note: The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended June 30, 2018
Net sales	$789	$154	$—	$943
Income (loss) from operations	20	13	(15)	18
Operating margin %	2.5%	8.4%	nm	1.9%
Investment and other (income) - net	—	—	(13)	(13)

Non-GAAP Adjustments
Depreciation and amortization	30	3	1	34
Restructuring charges - net	8	1	1	10
Other charges	1	—	—	1
Acquisition-related expenses	—	—	1	1

Total Non-GAAP adjustments	39	4	3	46

Non-GAAP adjusted EBITDA	$59	$17	$1	$77
Non-GAAP adjusted EBITDA margin %	7.5%	11.0%	nm	8.2%

Capital expenditures	$15	$1	$1	$17

For the Three Months Ended June 30, 2017
Net sales	$723	$125	$—	$848
Income (loss) from operations	22	12	(27)	7
Operating margin %	3.0%	9.6%	nm	0.8%
Investment and other (income) - net	—	—	(12)	(12)

Non-GAAP Adjustments
Depreciation and amortization	36	3	—	39
Restructuring charges - net	5	—	15	20
Other charges	1	—	—	1
Separation-related expenses	—	—	2	2
Acquisition-related expenses	—	—	1	1

Total Non-GAAP adjustments	42	3	18	63

Non-GAAP adjusted EBITDA	$64	$15	$3	$82
Non-GAAP adjusted EBITDA margin %	8.9%	12.0%	nm	9.7%

Capital expenditures	$12	$2	$1	$15

nm	Not meaningful

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Six Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the six Months Ended June 30, 2018
Net sales	$1,595	$277	$—	$1,872
Income (loss) from operations	22	15	(25)	12
Operating margin %	1.4%	5.4%	nm	0.6%
Investment and other (income) - net	—	—	(24)	(24)

Non-GAAP Adjustments
Depreciation and amortization	64	7	1	72
Restructuring charges - net	14	2	1	17
Other charges	1	—	—	1
Impairment reduction	(1)	—	—	(1)
Acquisition-related expenses	—	—	2	2
Purchase accounting adjustments	—	1	2	3

Total Non-GAAP adjustments	78	10	6	94

Non-GAAP adjusted EBITDA	$100	$25	$5	$130
Non-GAAP adjusted EBITDA margin %	6.3%	9.0%	nm	6.9%

Capital expenditures	$34	$1	$2	$37

For the Six Months Ended June 30, 2017
Net sales	$1,433	$236	$—	$1,669
Income (loss) from operations	34	21	(41)	14
Operating margin %	2.4%	8.9%	nm	0.8%
Investment and other (income) - net	—	—	(23)	(23)

Non-GAAP Adjustments
Depreciation and amortization	71	7	1	79
Restructuring charges - net	9	1	15	25
Separation-related expenses	—	—	3	3
Acquisition-related expenses	—	—	1	1
Other charges	2	—	—	2

Total Non-GAAP adjustments	82	8	20	110

Non-GAAP adjusted EBITDA	$116	$29	$2	$147
Non-GAAP adjusted EBITDA margin %	8.1%	12.3%	nm	8.8%

Capital expenditures	$32	$2	$2	$36

nm	Not meaningful

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	2018	2017
Net (loss) income	$(3)	$4
Adjustment to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	72	79
Provision for doubtful accounts receivable	4	1
Share-based compensation	8	7
Deferred income taxes	4	(1)
Other	4	(2)
Changes in operating assets and liabilities - net of acquisitions:
Accounts receivable - net	61	66
Inventories	(49)	(4)
Prepaid expenses and other current assets	(4)	(3)
Accounts payable	(81)	(4)
Income taxes payable and receivable	2	(10)
Accrued liabilities and other	(44)	(55)

Net cash (used in) provided by operating activities	$(26)	$78

Capital expenditures	(37)	(36)
Acquisitions of businesses, net of cash acquired	4	(5)
Proceeds from sales of investments	—	3
Proceeds from sales of other assets	1	6

Net cash (used in) investing activities	$(32)	$(32)

Payments of current maturities and long-term debt	(26)	(52)
Net proceeds from credit facility borrowings	115	—
Proceeds from issuance of common stock	—	18
Payments for repurchase of common stock	(20)	—
Dividends paid	(18)	(16)
Other financing activities	(1)	—
Payments from RRD - net	—	3

Net cash provided by (used in) financing activities	$50	$(47)

Effect of exchange rate on cash and cash equivalents	(2)	4

Net (decrease) increase in cash, cash equivalents and restricted cash	$(10)	$3

Cash, cash equivalents and restricted cash at beginning of year	35	97

Cash, cash equivalents and restricted cash at end of period	$25	$100

Reconciliation to the Condensed Consolidated Balance Sheets	As of June 30, 2018	As of December 31, 2017
Cash and cash equivalents	$22	$34
Restricted cash included in prepaid expenses and other current assets	3	1

Total cash, cash equivalents and restricted cash shown in the condensed consolidated statement of cash flows	$25	$35

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	2018	2017
Additional Information:
For the Six Months Ended June 30:
Net cash (used in) provided by operating activities	$(26)	$78
Less: capital expenditures	37	36

Free cash flow	$(63)	$42

For the Three Months Ended March 31:
Net cash provided by operating activities	$(24)	$64
Less: capital expenditures	20	21

Free cash flow	$(44)	$43

For the Three Months Ended June 30:
Net cash provided by operating activities	$(2)	$14
Less: capital expenditures	$17	15

Free cash flow	$(19)	$(1)

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended June 30, 2018
Reported net sales	$789	$154	$943
Adjustments (1)	—	—	—

Pro forma net sales	$789	$154	$943

For the Three Months Ended June 30, 2017
Reported net sales	$723	$125	$848
Adjustments (1)	89	30	119

Pro forma net sales	$812	$155	$967
Net sales change
Reported net sales	9.1%	23.2%	11.2%
Pro forma net sales	(2.8%)	(0.6%)	(2.5%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	0.3%	0.2%	0.3%

Year-over-year impact of changes in pass-through paper sales	(0.5%)	—%	(0.4%)

Year-over-year impact of adoption of new revenue recognition standard	0.3%	1.3%	0.4%

Year-over-year impact of sale of disposition (2)	(0.9%)	—%	(0.8%)
Net organic sales change (3)	(2.0%)	(2.1%)	(2.0%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2018 and 2017 to pro forma net sales as if the acquisitions took place as of January 1, 2017 for purposes of this schedule.

(1) Adjusted for net sales of acquired businesses:

There were no acquisitions during the three months ended June 30, 2018 or 2017.

For the three months ended June 30, 2017, the adjustments for net sales of acquired businesses reflect the net sales of The Clark Group (“Clark Group”) (acquired November 29, 2017), Quality Park (acquired November 9, 2017), Publishers Press (acquired September 7, 2017), NECI, LLC (“NECI”) (acquired August 21, 2017), CREEL Printing (“CREEL”) (acquired August 17, 2017), and Fairrington Transportation Corp., F.T.C. Transport, Inc. and F.T.C. Services, Inc. (“Fairrington”) (acquired July 28, 2017).

(2) Adjusted for the disposition of the Company’s retail offset printing facilities on June 5, 2018. There were no dispositions during the three months ended June 30, 2017.

(3) Adjusted for the impact of acquisitions and dispositions, changes in FX rates, pass-through paper sales, and the Company’s adoption of Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers (Topic 606)” (“ASC 606”) during the three months ended June 30, 2018.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Six Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Six Months Ended June 30, 2018
Reported net sales	$1,595	$277	$1,872
Adjustments (1)	—	—	—

Pro forma net sales	$1,595	$277	$1,872

For the Six Months Ended June 30, 2017
Reported net sales	$1,433	$236	$1,669
Adjustments (1)	181	59	240

Pro forma net sales	$1,614	$295	$1,909
Net sales change
Reported net sales	11.3%	17.4%	12.2%
Pro forma net sales	(1.2%)	(6.1%)	(1.9%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	0.9%	0.3%	0.8%

Year-over-year impact of changes in pass-through paper sales	(0.4%)	—%	(0.3%)

Year-over-year impact of adoption of new revenue recognition standard	0.2%	(2.7%)	(0.3%)

Year-over-year impact of sale of disposition (2)	(0.5%)	—%	(0.4%)
Net organic sales change (3)	(1.4%)	(3.7%)	(1.7%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2018 and 2017 to pro forma net sales as if the acquisitions took place as of January 1, 2017 for purposes of this schedule.

(1) Adjusted for net sales of acquired businesses:

There were no acquisitions during the six months ended June 30, 2018.

For the six months ended June 30, 2017, the adjustment to net sales of an acquired business reflects the net sales of Clark Group (acquired November 29, 2017), Quality Park (acquired November 9, 2017), Publishers Press (acquired September 7, 2017), NECI, LLC (“NECI”) (acquired August 21, 2017), CREEL (acquired August 17, 2017), Fairrington (acquired July 28, 2017), and HudsonYards (acquired March 1, 2017).

(2) Adjusted for the disposition of the Company’s retail offset printing facilities on June 5, 2018. There were no dispositions during the six months ended June 30, 2017.

(3) Adjusted for the impact of acquisitions and dispositions, changes in FX rates, pass-through paper sales and the Company’s adoption of ASC 606 during the six months ended June 30, 2018.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Three Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Three Months Ended June 30, 2018
Reported net sales	$442	$266	$56	$25	$789
Adjustments (1)	—	—	—	—	—

Pro forma net sales	$442	$266	$56	$25	$789

For the Three Months Ended June 30, 2017
Reported net sales	$378	$262	$56	$27	$723
Adjustments (1)	89	—	—	—	89

Pro forma net sales	$467	$262	$56	$27	$812
Net sales change
Reported net sales	16.9%	1.5%	—%	(7.4%)	9.1%
Pro forma net sales	(5.4%)	1.5%	—%	(7.4%)	(2.8%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.2%)	—%	6.7%	—%	0.3%

Year-over-year impact of changes in pass-through paper sales	0.6%	(1.2%)	(6.0%)	(0.6%)	(0.5%)

Year-over-year impact of adoption of new revenue recognition standard	(0.4%)	1.4%	—%	1.2%	0.3%

Year-over-year impact of sale of disposition (2)	(1.6%)	—%	—%	—%	(0.9%)
Net organic sales change (2)	(3.8%)	1.3%	(0.7%)	(8.0%)	(2.0%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2018 and 2017 to pro forma net sales as if the acquisitions took place as of January 1, 2017 for purposes of this schedule.

(1) Adjusted for net sales of acquired businesses:

There were no acquisitions during the three months ended June 30, 2018 or 2017.

For the three months ended June 30, 2017, the adjustment to net sales of an acquired business reflects the net sales of Clark Group (acquired November 29, 2017), Publishers Press (acquired September 7, 2017), CREEL (acquired August 17, 2017), and Fairrington (acquired July 28, 2017).

(2) Adjusted for the disposition of the Company’s retail offset printing facilities on June 5, 2018. There were no dispositions during the three months ended June 30, 2017.

(3) Adjusted for the impact of acquisitions and dispositions, changes in FX rates, pass-through paper sales and the Company’s adoption of ASC 606 during the three months ended June 30, 2018.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Six Months Ended June 30, 2018 and 2017

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Six Months Ended June 30, 2018
Reported net sales	$910	$515	$118	$52	$1,595
Adjustments (1)	—	—	—	—	—

Pro forma net sales	$910	$515	$118	$52	$1,595

For the Six Months Ended June 30, 2017
Reported net sales	$761	$501	$112	$59	$1,433
Adjustments (1)	181	—	—	—	181

Pro forma net sales	$942	$501	$112	$59	$1,614
Net sales change
Reported net sales	19.6%	2.8%	5.4%	(11.9%)	11.3%
Pro forma net sales	(3.4%)	2.8%	5.4%	(11.9%)	(1.2%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	0.1%	—%	12.2%	—%	0.9%

Year-over-year impact of changes in pass-through paper sales	0.3%	(0.4%)	(4.0%)	(3.7%)	(0.4%)

Year-over-year impact of adoption of new revenue recognition standard	(0.2%)	0.9%	—%	0.6%	0.2%

Year-over-year impact of sale of disposition (2)	(0.8%)	—%	—%	—%	(0.5%)
Net organic sales change (3)	(2.8%)	2.3%	(2.8%)	(8.8%)	(1.4%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2018 and 2017 to pro forma net sales as if the acquisitions took place as of January 1, 2017 for purposes of this schedule.

(1) Adjusted for net sales of acquired businesses:

There were no acquisitions during the six months ended June 30, 2018.

For the six months ended June 30, 2017, the adjustment to net sales of an acquired business reflects the net sales of Clark Group (acquired November 29, 2017), Publishers Press (acquired September 7, 2017), CREEL (acquired August 17, 2017), Fairrington (acquired July 28, 2017), and HudsonYards (acquired March 1, 2017).

(2) Adjusted for the disposition of the Company’s retail offset printing facilities on June 5, 2018. There were no dispositions during the six months ended June 30, 2017.(3) Adjusted for the impact of acquisitions and dispositions, changes in FX rates, pass-through paper sales and the Company’s adoption of ASC 606 during the six months ended June 30, 2018.

(3) Adjusted for the impact of acquisitions and dispositions, changes in FX rates, pass-through paper sales and the Company’s adoption of ASC 606 during the six months ended June 30, 2018.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2018 RESULTS

LSC Communications, Inc.

Liquidity, Debt and Pension Summary

As of June 30, 2018 and December 31, 2017

(in millions)

(UNAUDITED)

Total Liquidity (1)	June 30, 2018	December 31, 2017

Availability
Stated amount of the Revolving Credit Facility (2)	$400	$400
Less: availability reduction from covenants	—	—

Amount available under the Revolving Credit Facility	400	400

Usage
Borrowings under Revolving Credit Facility	$190	$75
Impact on availability related to outstanding letters of credit	40	53

	$230	$128

Availability (3)	$170	$272

Cash	22	34

Net Available Liquidity	$192	$306

Short-term and current portion of long-term debt	$234	$123
Long-term debt	680	699

Total debt	$914	$822

Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2018 and the year ended December 31, 2017	$311	$328

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA(4))	2.94	2.51

Credit Agreement Consolidated Leverage Ratio as of June 30, 2018 (5)	2.57

Estimated Unfunded Status of Pension Benefit Plans

Based on the fair value of assets and the estimated discount rate used to value benefit obligations as of June 30, 2018, the Company estimates the unfunded status of the pension benefit plans would approximate $90 million compared to $187 million at December 31, 2017.

	Qualified	Non-Qualified & International	Total
Estimated liabilities	$2,376	$88	$2,464
Estimated assets	2,372	2	2,374

Estimated unfunded status at June 30, 2018	$(4)	$(86)	$(90)

(1)	Liquidity does not include uncommitted credit facilities, located outside of the U.S.

(2)	The Company has a $400 million senior secured revolving credit agreement (the “Revolving Credit Facility”) which expires on September 30, 2021. The Revolving Credit Facility is subject to a number of covenants, including, but not limited to, a minimum Interest Coverage Ratio and a maximum Consolidated Leverage Ratio, as defined in and calculated pursuant to the Revolving Credit Facility, that, in part, restrict the Company’s ability to incur additional indebtedness, create liens, engage in mergers and consolidations, make restricted payments and dispose of certain assets. There were $190 million and $75 million of borrowings under the Revolving Credit Facility as of June 30, 2018 and December 31, 2017, respectively.

(3)	The Company would have had the ability to utilize the entire $400 million Revolving Credit Facility and not have been in violation of the terms of the agreement as of June 30, 2018. Availability under the Revolving Credit Facility was reduced by $190 million in borrowings and $40 million related to outstanding letters of credit.

(4)	The leverage ratio calculation includes non-GAAP adjusted EBITDA since the respective closing date of each acquisition and does not include a full 12 months of non-GAAP adjusted EBITDA.

(5)	The Consolidated Leverage Ratio as defined in the Credit Agreement was 2.57 at June 30, 2018 compared to a maximum permitted ratio under the Credit Agreement of 3.25, which steps down to 3.00 on March 31, 2019. The full definition of Consolidated Leverage Ratio is included in the Credit Agreement filed as an exhibit to the quarterly report on Form 10-Q for the quarter ended June 30, 2018.